UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-01236

Deutsche Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2015

ITEM 1.	REPORT TO STOCKHOLDERS

February 28, 2015

Semiannual Report

to Shareholders

Deutsche Diversified Market Neutral Fund

Contents
3 Letter to Shareholders
4 Performance Summary
7 Portfolio Management Team
10 Portfolio Summary
12 Investment Portfolio
29 Statement of Assets and Liabilities
31 Statement of Operations
33 Statement of Changes in Net Assets
34 Financial Highlights
40 Notes to Financial Statements
54 Information About Your Fund's Expenses
56 Advisory Agreement Board Considerations and Fee Evaluation
63 Account Management Resources
65 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets or more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Performance Summary February 28, 2015 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 2/28/15
Unadjusted for Sales Charge	–0.83%	–3.02%	0.32%	0.29%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–6.53%	–8.59%	–0.86%	–0.41%
Citigroup 3-Month T-Bill Index†	0.01%	0.03%	0.07%	0.94%
Average Annual Total Returns as of 12/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–2.56%	0.74%	0.34%
Adjusted for the Maximum Sales Charge (max 5.75% load)		–8.16%	–0.45%	–0.38%
Citigroup 3-Month T-Bill Index†		0.03%	0.07%	0.95%
Class C	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 2/28/15
Unadjusted for Sales Charge	–1.26%	–3.79%	–0.45%	–0.48%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–2.25%	–3.79%	–0.45%	–0.48%
Citigroup 3-Month T-Bill Index†	0.01%	0.03%	0.07%	0.94%
Average Annual Total Returns as of 12/31/14 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.18%	–0.01%	–0.41%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–3.18%	–0.01%	–0.41%
Citigroup 3-Month T-Bill Index†		0.03%	0.07%	0.95%
Class S	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 2/28/15
No Sales Charges	–0.82%	–2.87%	0.47%	0.47%
Citigroup 3-Month T-Bill Index†	0.01%	0.03%	0.07%	0.94%
Average Annual Total Returns as of 12/31/14 (most recent calendar quarter end)
No Sales Charges		–2.41%	0.89%	0.52%
Citigroup 3-Month T-Bill Index†		0.03%	0.07%	0.95%
Institutional Class	6-Month‡	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 2/28/15
No Sales Charges	–0.70%	–2.73%	0.65%	0.59%
Citigroup 3-Month T-Bill Index†	0.01%	0.03%	0.07%	0.94%
Average Annual Total Returns as of 12/31/14 (most recent calendar quarter end)
No Sales Charges		–2.28%	1.07%	0.64%
Citigroup 3-Month T-Bill Index†		0.03%	0.07%	0.95%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2014 are 3.70%, 4.44%, 3.60% and 3.33% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through February 28, 2015 (through December 31, 2014 for the most recent calendar quarter end returns) which is based on the performance period of the life of the Fund.

† Citigroup 3-Month T-Bill Index is an unmanaged index representative of the 3-month Treasury market.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
2/28/15	$8.36	$7.86	$8.46	$8.54
8/31/14	$8.43	$7.96	$8.53	$8.60

Portfolio Management Team

Mihir Meswani, Director, DIMA

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2014 with 21 years of industry experience in asset allocation and portfolio management of multi-asset class portfolios.

— Previously, he worked at Mount Yale Capital Group where he was a portfolio manager for the group’s alternative mutual funds. Prior to that, he was Chief Investment Strategist at Sandalwood Securities, where he was a member of the Investment Committee with direct responsibility for the portfolio management of Sandalwood’s fund of hedge funds and alternative mutual fund portfolio.

— Previously, he held a position as Director of Public Investments for the Robert Wood Johnson Foundation where he managed assets across equity and fixed income, hedge funds, credit and real assets. He also worked for Bank of America and JP Morgan in similar roles.

— BS in Finance and a BA in Economics, Rutgers University.

Chris Umscheid, Director, DIMA

Portfolio Manager of the fund. Began managing the fund in 2013.

— Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York.

— Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for Fund of Hedge Funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc. Began career as a Financial Analyst at Goldman Sachs.

— AB in Economics, Dartmouth College.

Owen Fitzpatrick, CFA, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1995.

— Prior to his current role as Head of US Equity, he was Managing Director of Deutsche Bank Private Wealth Management, head of US Equity Strategy, manager of the US large cap core, value and growth portfolios, member of the US Investment Committee and head of the Equity Strategy Group.

— Previous experience includes over 21 years of experience in trust and investment management. Prior to joining Deutsche Bank, he managed an equity income fund, trust and advisory relationships for Princeton Bank & Trust Company, where he was also responsible for research coverage of the consumer cyclical sector. Previously he served as a portfolio manager at Manufacturer's Hanover Trust Company.

— BA and MBA, Fordham University.

Pankaj Bhatnagar, Managing Director, DIMA

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Subadvisors

GAM International Management Limited

Andy Kastner, CFA, Portfolio Manager, GAM

Lead Portfolio manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in July 2008.

— Lead manager of the Absolute Return European Equity strategy.

— Previously he worked as a fund manager at Credit Suisse for seven years. Prior to that, he was an analyst and portfolio manager at Bank Vontobel. He started his career at UBS in different functions in investment research and asset management.

— Master in Banking and Finance, University of Zurich; CFA Charterholder; holder of the CAIA diploma.

Oliver Maslowski, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in January 2006.

— Portfolio manager for European equities.

— Previously he was an analyst at Julius Baer Private Banking Investment Research. Before joining Julius Baer he was an equity analyst for Bank Vontobel.

— Master in Business Administration, Ludwig Maximilian University of Munich; Certified International Investment Analyst (CIIA).

Guido Marveggio, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in May 1997.

— Portfolio manager and specialized in European equities.

— He previously spent several years at Credit Suisse and the then Swiss Volksbank. He worked for several years at Wiremas, Zurich, and at the then Handelsbank Nat West (now Coutts & Co.).

— Completed a commercial apprenticeship.

Désirée Mueller, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2011.

— She is a portfolio manager in the Equities Europe team.

— Prior to joining Swiss & Global she was a Junior Portfolio Manager for Credit Suisse. Previously, she worked in Credit Suisse Private Banking group.

— Master’s degree in Banking and Finance, University of St. Gallen.

Laurence Kubli, Portfolio Manager, GAM

Portfolio manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in October 2007.

— Portfolio manager focused on fixed income securities.

— Between 2006 and 2007 she was a portfolio manager at Clariden Leu. Between 1999 and 2006 she worked for Man Group (previously RMF Investment Management and Swiss Life Hedge Fund Partners). She started her career in 1992 at Credit Suisse and worked in the fixed income unit of Merrill Lynch Capital Markets from 1996 until 1999.

— Master, University of St. Gallen.

Matthias Wildhaber, Portfolio Manager, GAM

Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.

— Joined GAM in August 2000.

— Portfolio manager focused on fixed income securities.

— Previously, he spent several years at Julius Baer Investment Funds Services Ltd. His previous experience includes a wide range of activities in the areas of performance controlling and third-party fund analysis.

— Bachelor of Arts in Business Administration, University of Applied Sciences, Baden; Certified International Investment Analyst (CIIA).

Henderson Alternative Investment Advisor Limited

Graham Kitchen, CFA, Head of Equities, Henderson

Portfolio Manager of a sleeve of the fund. Joined the fund in 2013.

— Joined Henderson in 2005.

— Prior to joining Henderson, was Head of UK Equities at Threadneedle and Co-Head of Investment at Invesco Asset Management.

— BA, Lancaster University; Masters degree in Modern History, Oxford University.

Portfolio Summary (Unaudited)

Ten Largest Long Equity Holdings at February 28, 2015 (13.3% of Net Assets)
1. TUI AG Tourism service provider	1.6%
2. Roche Holding AG Develops and manufactures pharmaceutical and diagnostic products	1.6%
3. Autoliv, Inc. Develops and manufactures automotive safety systems for automotive manufacturers	1.5%
4. eBay, Inc. Provider of online auction services	1.4%
5. Hikma Pharmaceuticals PLC Multinational pharmaceutical group focused on developing	1.3%
6. Fresenius SE & Co. KGaA Develops, manufactures and markets pharmaceutical and medical home care products and equipment	1.3%
7. Sprouts Farmers Market, Inc. Farmers markets supplier	1.2%
8. NorthStar Asset Management Group, Inc. Offers a broad range of investment advisory services	1.2%
9. Dialog Semiconductor PLC Designs and supplies complex analog and digital integrated circuits	1.1%
10. SABMiller PLC International beer company	1.1%

Ten Largest Short Equity Holdings at February 28, 2015 (10.8% of Net Assets)
1. United Therapeutics Corp. Develops pharmaceuticals to treat vascular diseases	1.4%
2. Straumann Holding AG Develops, produces and sells dental implants	1.2%
3. Cree, Inc. Develops and manufactures lighting-class light emitting diode (LED) products, lighting products and semiconductor products for power and radio-frequency applications	1.1%
4. World Fuel Services Corp. Markets aviation and marine fuel services	1.1%
5. Danone SA Processes food	1.0%
6. Frank's International NV Global provider of highly engineered tabular services to the oil and gas industry	1.0%
7. Legg Mason, Inc. Global asset management company	1.0%
8. Allscripts Healthcare Solutions, Inc. Develops and markets clinical software	1.0%
9. TD Ameritrade Holding Corp. Provides online brokerage services	1.0%
10. Illumina, Inc. Develops, manufactures and markets integrated system for the large-scale analysis of genetic variation and biological function	1.0%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 63 for contact information.

Investment Portfolio as of February 28, 2015 (Unaudited)
	Shares	Value ($)

Long Positions 137.8%
Common Stocks 87.2%
Consumer Discretionary 10.5%
Auto Components 2.3%
Autoliv, Inc. (SDR)	23,479	2,645,972
Sumitomo Electric Industries Ltd.	44,700	580,534
Valeo SA	6,000	901,859
		4,128,365
Automobiles 0.5%
Toyota Motor Corp.	13,900	938,176
Hotels, Restaurants & Leisure 2.8%
Betfair Group PLC	45,000	1,209,955
Thomas Cook Group PLC*	400,000	771,313
TUI AG (a)	80,000	1,448,190
TUI AG (a)	79,800	1,449,372
		4,878,830
Internet & Catalog Retail 0.2%
Lands' End, Inc.* (b)	10,700	392,369
Media 2.3%
Cablevision Systems Corp. (New York Group) "A" (b)	27,146	509,802
Fuji Media Holdings, Inc.	66,100	933,732
ITV PLC	380,000	1,321,294
Omnicom Group, Inc. (b)	15,839	1,259,834
		4,024,662
Multiline Retail 0.5%
Dollar General Corp.* (c)	12,500	907,750
Specialty Retail 0.9%
Best Buy Co., Inc. (b)	11,014	419,634
Tiffany & Co. (b)	2,123	187,291
WH Smith PLC	50,000	1,037,099
		1,644,024
Textiles, Apparel & Luxury Goods 1.0%
Gildan Activewear, Inc.	14,850	903,164
PVH Corp. (c)	7,000	745,710
		1,648,874
Consumer Staples 10.3%
Beverages 2.7%
Coca-Cola Enterprises, Inc.	4,100	189,420
Dr. Pepper Snapple Group, Inc. (c)	19,461	1,533,332
PepsiCo, Inc. (c)	10,050	994,749
SABMiller PLC	35,000	1,983,280
		4,700,781
Food & Staples Retailing 3.8%
Costco Wholesale Corp. (c)	11,500	1,690,040
CVS Health Corp. (c)	18,000	1,869,660
Koninklijke Ahold NV	60,000	1,124,941
Sprouts Farmers Market, Inc.* (b)	58,200	2,142,342
		6,826,983
Food Products 2.1%
Aryzta AG	19,000	1,516,993
Flowers Foods, Inc. (b)	45,500	984,620
Marine Harvest ASA	90,000	1,134,011
		3,635,624
Household Products 0.4%
Svenska Cellulosa AB SCA "B"	30,000	745,033
Personal Products 0.3%
Kao Corp.	11,000	492,600
Tobacco 1.0%
Imperial Tobacco Group PLC	37,040	1,821,940
Energy 4.9%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	3,000	187,530
Halliburton Co.	4,000	171,760
Oil States International, Inc.*	3,500	152,180
Weatherford International PLC*	71,350	905,432
		1,416,902
Oil, Gas & Consumable Fuels 4.1%
Chevron Corp. (c)	12,165	1,297,762
CONSOL Energy, Inc. (b)	32,354	1,041,799
Continental Resources, Inc.* (b)	36,600	1,628,334
Marathon Petroleum Corp.	3,703	388,815
Oasis Petroleum, Inc.* (b)	86,900	1,245,277
Occidental Petroleum Corp.	9,200	716,496
Southwestern Energy Co.* (b)	41,000	1,028,280
		7,346,763
Financials 19.1%
Banks 8.5%
Agricultural Bank of China Ltd. "H"	2,900,000	1,439,355
Citizens Financial Group, Inc. (b)	17,500	434,700
Credit Agricole SA	100,000	1,404,765
DBS Group Holdings Ltd.	97,000	1,391,575
DNB ASA	94,558	1,536,249
ING Groep NV (CVA)*	108,819	1,620,130
Intesa Sanpaolo SpA	446,783	1,489,717
KBC Groep NV*	24,773	1,501,966
Mitsubishi UFJ Financial Group, Inc.	148,900	969,703
Nordea Bank AB	117,500	1,586,106
Sumitomo Mitsui Financial Group, Inc.	13,800	549,755
Talmer Bancorp., Inc. "A"	66,150	934,699
Wells Fargo & Co.	3,776	206,887
		15,065,607
Capital Markets 3.3%
Charles Schwab Corp. (b)	15,905	466,653
Invesco Ltd.	4,500	181,215
Northern Trust Corp. (b)	22,500	1,571,175
NorthStar Asset Management Group, Inc. (c)	85,500	2,075,085
T. Rowe Price Group, Inc.	19,800	1,635,480
		5,929,608
Insurance 4.3%
Allstate Corp. (b)	9,241	652,415
Aon PLC (b) (c)	8,880	891,197
Arch Capital Group Ltd.*	3,000	177,480
Dai-ichi Life Insurance Co., Ltd.	32,200	488,074
Everest Re Group Ltd.	6,500	1,153,295
Friends Life Group Ltd.	140,000	886,207
Legal & General Group PLC	230,425	992,125
Maiden Holdings Ltd. (b)	35,000	500,850
Prudential Financial, Inc.	3,762	304,158
T&D Holdings, Inc.	70,800	920,710
The Travelers Companies, Inc. (b)	6,300	676,872
		7,643,383
Real Estate Investment Trusts 0.4%
New York Mortgage Trust, Inc. (REIT) (b)	94,200	744,180
Real Estate Management & Development 1.5%
CBRE Group, Inc. "A"*	6,232	213,508
Cheung Kong (Holdings) Ltd.	75,000	1,483,868
Grainger PLC	300,000	974,887
		2,672,263
Thrifts & Mortgage Finance 1.1%
Paragon Group of Companies PLC	175,000	1,160,842
Radian Group, Inc. (b)	44,500	703,545
		1,864,387
Health Care 12.7%
Biotechnology 4.0%
Alnylam Pharmaceuticals, Inc.* (b) (c)	18,000	1,827,540
Emergent Biosolutions, Inc.* (b)	16,000	479,520
Intercept Pharmaceuticals, Inc.* (b)	8,000	1,770,960
Medivation, Inc.* (b)	13,000	1,527,890
Vertex Pharmaceuticals, Inc.* (c)	13,000	1,552,590
		7,158,500
Health Care Equipment & Supplies 1.8%
C.R. Bard, Inc.	3,000	507,420
Merit Medical Systems, Inc.* (b)	26,000	509,860
Sonova Holding AG (Registered)	8,000	1,107,103
Stryker Corp.	2,000	189,500
Zimmer Holdings, Inc.	7,090	853,565
		3,167,448
Health Care Providers & Services 1.5%
Fresenius SE & Co. KGaA	39,207	2,245,212
Genesis Healthcare, Inc.* (b)	53,000	376,830
		2,622,042
Pharmaceuticals 5.4%
Hikma Pharmaceuticals PLC	60,000	2,288,232
Perrigo Co. PLC (b) (c)	4,920	759,992
Pfizer, Inc. (c)	27,025	927,498
Recordati SpA	70,000	1,260,098
Roche Holding AG (ADR)	36,744	1,254,073
Roche Holding AG (Genusschein)	5,853	1,587,359
Sanofi	16,000	1,569,458
		9,646,710
Industrials 9.8%
Aerospace & Defense 2.0%
Safran SA	14,000	984,161
Senior PLC	200,000	1,049,380
Thales SA	25,404	1,459,388
		3,492,929
Airlines 0.5%
easyJet PLC	30,000	801,249
Commercial Services & Supplies 0.4%
Stericycle, Inc.* (b)	4,700	634,359
Construction & Engineering 0.5%
Interserve PLC	100,000	968,876
Industrial Conglomerates 0.1%
Danaher Corp.	1,921	167,665
Machinery 2.4%
Blount International, Inc.* (b)	27,000	447,930
Cummins, Inc. (b)	5,970	849,113
Duerr AG	8,000	855,899
FANUC Corp.	3,700	710,557
Mitsubishi Heavy Industries Ltd.	109,000	604,595
Parker-Hannifin Corp. (b) (c)	6,970	855,150
		4,323,244
Marine 0.2%
Matson, Inc. (b)	10,500	414,435
Professional Services 1.6%
Teleperformance	17,000	1,312,332
Towers Watson & Co. "A" (b) (c)	10,186	1,339,459
Verisk Analytics, Inc. "A"* (b)	3,783	271,657
		2,923,448
Road & Rail 1.2%
CSX Corp. (b)	7,958	273,039
East Japan Railway Co.	8,300	696,842
Norfolk Southern Corp.	3,415	372,781
Union Pacific Corp.	6,624	796,602
		2,139,264
Trading Companies & Distributors 0.9%
Travis Perkins PLC	50,255	1,560,332
Information Technology 11.1%
Communications Equipment 0.8%
QUALCOMM, Inc. (c)	19,187	1,391,249
Electronic Equipment, Instruments & Components 1.2%
Corning, Inc.	5,500	134,200
DTS, Inc.*	9,250	272,598
Hitachi Ltd.	42,000	287,583
Ingenico	13,000	1,446,630
		2,141,011
Internet Software & Services 3.5%
Baidu, Inc. (ADR)* (c)	5,800	1,181,750
eBay, Inc.* (c)	43,030	2,491,867
Google, Inc. "C"* (c)	1,600	893,440
Opera Software ASA (b)	80,000	617,267
United Internet AG (Registered)	25,000	1,120,780
		6,305,104
IT Services 1.1%
Fujitsu Ltd.	151,000	911,000
Wirecard AG	22,000	1,015,197
		1,926,197
Semiconductors & Semiconductor Equipment 3.4%
Dialog Semiconductor PLC*	45,000	1,990,701
Lam Research Corp. (b)	11,450	944,167
Teradyne, Inc. (b) (c)	79,500	1,535,940
Xilinx, Inc. (c)	36,100	1,529,557
		6,000,365
Software 0.3%
Open Text Corp. (b)	9,800	570,863
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	4,300	552,378
Western Digital Corp. (c)	8,075	863,864
		1,416,242
Materials 3.4%
Chemicals 0.6%
DIC Corp. (b)	333,000	958,706
Construction Materials 0.7%
HeidelbergCement AG	15,000	1,193,487
Containers & Packaging 0.5%
Crown Holdings, Inc.* (b) (c)	17,850	946,050
Metals & Mining 1.4%
Fortescue Metals Group Ltd. (b)	330,000	640,323
Steel Dynamics, Inc. (c)	55,000	1,002,100
United States Steel Corp. (b)	35,000	838,250
		2,480,673
Paper & Forest Products 0.2%
Boise Cascade Co.*	11,500	409,515
Telecommunication Services 2.3%
Diversified Telecommunication Services 1.5%
Iliad SA	1,000	259,453
Nippon Telegraph & Telephone Corp.	12,300	763,587
TalkTalk Telecom Group PLC (b)	217,845	1,139,486
Verizon Communications, Inc.	9,468	461,849
		2,624,375
Wireless Telecommunication Services 0.8%
Freenet AG	50,000	1,491,820
Utilities 3.1%
Electric Utilities 1.5%
Iberdrola SA	204,166	1,394,510
Red Electrica Corp. SA	15,000	1,276,077
		2,670,587
Multi-Utilities 1.6%
CMS Energy Corp. (b)	11,650	409,264
GDF Suez	40,000	888,400
Wisconsin Energy Corp. (b)	31,508	1,606,279
		2,903,943
Total Common Stocks (Cost $145,446,547)		154,919,792

Preferred Stock 0.7%
Consumer Staples
Household Products 0.7%
Henkel AG & Co. KGaA (Cost $1,144,843)	10,000	1,184,160

Closed-End Investment Company 0.7%
BB Biotech AG (Registered) (Cost $972,326)	4,000	1,194,134

	Principal Amount ($)	Value ($)

Corporate Bond 2.8%
Financials
Bank Nederlandse Gemeenten NV, REG S, 0.536%***, 2/8/2016 (Cost $5,012,394)	5,000,000	5,010,300

Government & Agency Obligations 6.2%
Other Government Related (d) 1.1%
FMS Wertmanagement AoeR, REG S, 0.503%***, 6/30/2015	2,000,000	2,001,680
Sovereign Bonds 5.1%
Canada Government International Bond, 0.875%, 2/14/2017	2,000,000	2,006,438
Kingdom of Sweden, REG S, 0.375%, 12/22/2015	5,000,000	5,000,700
Kommunalbanken AS, REG S, 2.75%, 5/5/2015	2,000,000	2,008,718
		9,015,856
Total Government & Agency Obligations (Cost $11,016,681)		11,017,536

Short-Term U.S. Treasury Obligations 20.0%
U.S. Treasury Bills:
0.038%**, 4/2/2015 (c)	10,000,000	9,999,780
0.046%**, 3/19/2015 (c)	18,500,000	18,499,778
0.052%**, 7/23/2015 (c)	3,000,000	2,999,373
0.065%**, 8/20/2015 (c)	1,000,000	999,679
0.218%**, 2/4/2016 (c)	3,000,000	2,994,279
Total Short-Term U.S. Treasury Obligations (Cost $35,492,150)		35,492,889

	Shares	Value ($)

Securities Lending Collateral 19.3%
Daily Assets Fund Institutional, 0.11% (e) (f) (Cost $34,220,881)	34,220,881	34,220,881
Cash Equivalents 0.9%
Central Cash Management Fund, 0.06% (e) (Cost $1,622,922)	1,622,922	1,622,922

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $234,928,744)†	137.8	244,662,614
Other Assets and Liabilities, Net	27.4	48,812,077
Securities Sold Short	(65.2)	(115,867,370)
Net Assets	100.0	177,607,321

† The cost for federal income tax purposes was $235,566,749. At February 28, 2015, net unrealized appreciation for all securities based on tax cost was $9,095,865. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,028,446 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,932,581.

	Shares	Value ($)

Common Stocks Sold Short 65.2%
Consumer Discretionary 7.3%
Hotels, Restaurants & Leisure 2.9%
Accor SA	26,000	1,360,976
Caesars Entertainment Corp.	48,750	516,750
International Game Technology	11,969	213,527
Jamba, Inc.	50,000	757,000
Starbucks Corp.	8,000	747,880
Whitbread PLC	20,000	1,622,021
		5,218,154
Household Durables 0.9%
Electrolux AB "B"	46,000	1,502,917
Internet & Catalog Retail 0.3%
Ocado Group PLC	100,000	567,685
Media 2.6%
Informa PLC	180,000	1,537,125
Liberty Media Corp. "A"	10,800	416,502
Live Nation Entertainment, Inc.	7,730	197,811
Regal Entertainment Group "A"	9,593	226,778
UBM PLC	144,000	1,205,604
Walt Disney Co.	10,208	1,062,449
		4,646,269
Specialty Retail 0.6%
Fast Retailing Co., Ltd.	900	348,967
The Pep Boys — Manny, Moe & Jack	80,000	710,400
		1,059,367
Consumer Staples 9.9%
Beverages 0.5%
Constellation Brands, Inc. "A"	7,000	803,040
Food & Staples Retailing 3.3%
Carrefour SA	35,000	1,158,300
Jeronimo Martins SGPS SA	65,000	767,484
Metro AG	30,000	1,004,082
Sysco Corp.	43,750	1,705,812
Wal-Mart Stores, Inc.	14,826	1,244,346
		5,880,024
Food Products 2.9%
Danone SA	26,713	1,862,128
Diamond Foods, Inc.	25,000	673,750
Nestle SA (Registered)	19,000	1,481,652
Unilever PLC	25,000	1,103,552
Yakult Honsha Co., Ltd.	500	31,717
		5,152,799
Household Products 1.6%
Church & Dwight Co., Inc.	10,500	893,970
Clorox Co.	7,300	793,072
Colgate-Palmolive Co.	12,150	860,463
Procter & Gamble Co.	4,250	361,803
		2,909,308
Personal Products 0.8%
Beiersdorf AG	15,000	1,302,747
L'Oreal SA	621	112,629
		1,415,376
Tobacco 0.8%
Altria Group, Inc.	26,750	1,505,757
Energy 5.5%
Energy Equipment & Services 2.5%
Atwood Oceanics, Inc.	13,250	410,882
Dril-Quip, Inc.	21,088	1,532,254
Frank's International NV	103,583	1,839,634
Helmerich & Payne, Inc.	10,400	697,424
		4,480,194
Oil, Gas & Consumable Fuels 3.0%
Chesapeake Energy Corp.	7,350	122,598
ConocoPhillips	9,500	619,400
Koninklijke Vopak NV	18,000	945,699
World Fuel Services Corp.	36,150	1,979,212
WPX Energy, Inc.	153,211	1,651,615
		5,318,524
Financials 8.0%
Banks 2.6%
Banco Bilbao Vizcaya Argentaria SA	11,522	115,328
BNP Paribas SA	17,000	989,391
JPMorgan Chase & Co.	3,338	204,553
PNC Financial Services Group, Inc.	13,100	1,204,676
Standard Chartered PLC	75,000	1,145,983
The Bancorp., Inc.	97,400	909,716
		4,569,647
Capital Markets 2.8%
BlackRock, Inc.	3,621	1,344,912
Legg Mason, Inc.	31,609	1,810,247
TD Ameritrade Holding Corp.	48,340	1,753,292
		4,908,451
Diversified Financial Services 0.7%
CBOE Holdings, Inc.	20,500	1,230,615
Insurance 0.7%
Genworth Financial, Inc. "A"	23,420	181,505
Hartford Financial Services Group, Inc.	4,946	202,588
Loews Corp.	21,500	881,715
		1,265,808
Real Estate Investment Trusts 0.9%
American Residential Properties, Inc. (REIT)	51,100	886,074
British Land Co. PLC (REIT)	9,441	120,545
Physicians Realty Trust (REIT)	40,500	666,225
		1,672,844
Real Estate Management & Development 0.3%
Foxtons Group PLC	200,000	623,389
Health Care 9.6%
Biotechnology 2.2%
Amgen, Inc.	9,404	1,483,199
United Therapeutics Corp.	15,519	2,406,221
		3,889,420
Health Care Equipment & Supplies 3.1%
Essilor International SA	12,600	1,471,087
GN Store Nord AS	44,000	1,021,451
Hologic, Inc.	11,542	373,730
Straumann Holding AG (Registered)	7,500	2,059,180
The Cooper Companies, Inc.	3,950	647,681
		5,573,129
Health Care Providers & Services 0.4%
Fresenius Medical Care AG & Co. KgaA	8,000	655,021
Health Care Technology 1.0%
Allscripts Healthcare Solutions, Inc.	149,185	1,790,966
Life Sciences Tools & Services 1.1%
Bruker Corp.	11,300	215,039
Illumina, Inc.	8,739	1,708,125
		1,923,164
Pharmaceuticals 1.8%
Eli Lilly & Co	11,180	784,501
GlaxoSmithKline PLC	65,000	1,542,918
STADA Arzneimittel AG	25,000	820,872
		3,148,291
Industrials 8.6%
Aerospace & Defense 1.1%
QinetiQ Group PLC	250,000	770,416
United Technologies Corp.	8,800	1,072,808
		1,843,224
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	5,754	427,522
Yamato Holdings Co., Ltd.	32,000	748,008
		1,175,530
Building Products 1.1%
Advanced Drainage Systems, Inc.	24,500	665,175
Armstrong World Industries, Inc.	9,700	541,551
Quanex Building Products Corp.	40,000	783,600
		1,990,326
Commercial Services & Supplies 0.5%
Mitie Group PLC	200,000	933,094
Construction & Engineering 1.4%
Carillion PLC	125,000	695,396
Hochtief AG	14,200	1,114,003
Taisei Corp.	117,000	706,761
		2,516,160
Machinery 1.7%
Deere & Co.	8,700	788,220
IMI PLC	40,000	851,713
Komatsu Ltd.	28,600	595,988
Sulzer AG (Registered)	7,000	849,490
		3,085,411
Professional Services 1.2%
Bureau Veritas SA	40,000	942,253
Intertek Group PLC	30,000	1,170,163
		2,112,416
Road & Rail 0.9%
Hertz Global Holdings, Inc.	27,850	642,499
Odakyu Electric Railway Co., Ltd.	92,000	960,077
		1,602,576
Information Technology 9.3%
Communications Equipment 0.6%
Telefonaktiebolaget LM Ericsson "B"	80,000	1,035,254
IT Services 1.9%
Fiserv, Inc.	18,800	1,467,716
International Business Machines Corp.	4,225	684,197
Quindell PLC	856,666	1,228,158
		3,380,071
Semiconductors & Semiconductor Equipment 3.9%
Aixtron SE	55,000	440,901
Analog Devices, Inc.	3,500	204,890
Cree, Inc.	50,816	1,995,036
Intel Corp.	30,517	1,014,690
STMicroelectronics NV (a)	140,000	1,244,023
STMicroelectronics NV (a)	20,000	178,537
Sumco Corp.	15,900	320,091
Texas Instruments, Inc.	13,050	767,340
Ultratech, Inc.	40,000	721,600
		6,887,108
Software 2.2%
Autodesk, Inc.	17,542	1,126,898
CA, Inc.	6,547	212,909
Dassault Systemes	20,000	1,398,332
Gemalto NV	8,000	648,553
Globo PLC	600,000	490,460
		3,877,152
Technology Hardware, Storage & Peripherals 0.7%
EMC Corp.	44,050	1,274,807
Materials 2.0%
Chemicals 0.4%
BASF SE	1,133	108,563
HB Fuller Co.	6,200	277,140
Senomyx, Inc.	46,901	249,513
		635,216
Metals & Mining 1.5%
Allegheny Technologies, Inc.	16,900	568,854
Nucor Corp.	22,150	1,041,715
Rio Tinto PLC	22,000	1,083,556
		2,694,125
Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	9,700	163,251
Telecommunication Services 1.6%
Diversified Telecommunication Services 1.6%
Orange SA	50,000	910,537
TeliaSonera AB	220,000	1,390,035
Verizon Communications, Inc.	9,468	461,849
Windstream Holdings, Inc.	20,500	161,745
		2,924,166
Utilities 3.4%
Electric Utilities 0.2%
Eversource Energy	4,010	207,517
OGE Energy Corp.	5,768	187,518
		395,035
Gas Utilities 0.7%
Hong Kong & China Gas Co., Ltd.	554,400	1,251,074
Independent Power & Renewable Eletricity Producers 0.7%
AES Corp.	14,873	192,903
Drax Group PLC	150,000	956,310
		1,149,213
Multi-Utilities 1.8%
Integrys Energy Group, Inc.	9,237	690,281
National Grid PLC	100,000	1,367,120
RWE AG	40,000	1,118,228
		3,175,629
Total Common Stocks Sold Short (Proceeds $112,399,215)		115,810,997

Rights 0.0%
Consumer Staples
Food & Staples Retailing
Safeway Casa Ley, Expiration Date 1/30/2018	52,997	53,787
Safeway PDC LLC, Expiration Date 1/30/2017	52,997	2,586
Total Rights (Proceeds $56,373)		56,373
Total Positions Sold Short (Proceeds $112,455,588)		115,867,370

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

*** Floating rate securities’ yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of February 28, 2015.

(a) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at February 28, 2015 amounted to $32,702,652, which is 18.4% of net assets.

(c) All or a portion of these securities are pledged as collateral for short sales.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SDR: Swedish Depositary Receipt

At February 28, 2015, open futures contracts sold were as follows
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
CAC 40 10 Euro	EUR	3/20/2015	79	4,377,372	(139,580)
DAX Index	EUR	3/20/2015	13	4,140,444	(296,248)
Euro Stoxx 50 Index	EUR	3/20/2015	109	4,378,955	(209,091)
Hang Seng Index	HKD	3/30/2015	14	2,237,783	(3,296)
Nikkei 225 Index	JPY	3/12/2015	26	4,090,449	(276,832)
S&P 500 E-mini Index	USD	3/20/2015	81	8,516,340	(420,961)
SPI 200 Index	AUD	3/19/2015	11	1,270,830	(166,773)
TOPIX Index	JPY	3/12/2015	11	1,402,759	(97,562)
Total unrealized depreciation					(1,610,343)

As of February 28, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	827,368,130	USD	6,923,007	3/20/2015	5,222	JPMorgan Chase Securities, Inc.
EUR	7,153,742	USD	8,110,024	3/20/2015	103,180	JPMorgan Chase Securities, Inc.
NOK	11,433,197	USD	1,498,572	3/20/2015	7,817	JPMorgan Chase Securities, Inc.
CHF	1,436,238	USD	1,514,588	3/20/2015	7,164	JPMorgan Chase Securities, Inc.
SGD	1,820,677	USD	1,336,850	3/20/2015	1,491	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					124,874

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
SEK	24,076,992	USD	2,867,120	3/20/2015	(21,268)	JPMorgan Chase Securities, Inc.
CAD	1,783,016	USD	1,412,521	3/20/2015	(13,414)	JPMorgan Chase Securities, Inc.
AUD	876,597	USD	680,040	3/20/2015	(4,308)	JPMorgan Chase Securities, Inc.
HKD	14,031,085	USD	1,808,736	3/20/2015	(342)	JPMorgan Chase Securities, Inc.
USD	187,057	GBP	120,564	3/20/2015	(945)	JPMorgan Chase Securities, Inc.
GBP	1,487,213	USD	2,294,889	3/20/2015	(888)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(41,165)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP Great British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (g)	$74,011,383	$80,908,409	$—	$154,919,792
Preferred Stock	—	1,184,160	—	1,184,160
Closed-End Investment Company	—	1,194,134	—	1,194,134
Corporate Bond	—	5,010,300	—	5,010,300
Government & Agency Obligations (g)	—	11,017,536	—	11,017,536
Short-Term U.S. Treasury Obligations	—	35,492,889	—	35,492,889
Short-Term Investments (g)	35,843,803	—	—	35,843,803
Derivatives (h)
Forward Foreign Currency Exchange Contracts (g)	—	124,874	—	124,874
Total	$109,855,186	$134,932,302	$—	$244,787,488
Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short, at Value (g)	$(61,823,454)	$(53,987,543)	$—	$(115,810,997)
Rights Sold Short, at Value	—	—	(56,373)	(56,373)
Derivatives (h)
Futures Contracts	(1,610,343)	—	—	(1,610,343)
Forward Foreign Currency Exchange Contracts	—	(41,165)	—	(41,165)
Total	$(63,433,797)	$(54,028,708)	$(56,373)	$(117,518,878)

There have been no transfers between fair value measurement levels during the period ended February 28, 2015.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 28, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $199,084,941) — including $32,702,652 of securities loaned	$208,818,811
Investment in Daily Assets Fund Institutional (cost $34,220,881)*	34,220,881
Investment in Central Cash Management Fund (cost $1,622,922)	1,622,922
Total investments in securities, at value (cost $234,928,744)	244,662,614
Cash	754,256
Foreign currency, at value (cost $316,955)	283,640
Deposit with broker for futures contracts	3,784,940
Deposit with broker for securities sold short	79,416,345
Receivable for investment sold	683,268
Receivable for Fund shares sold	48,413
Dividends receivable	121,876
Interest receivable	53,691
Unrealized appreciation on forward foreign currency exchange contracts	124,874
Foreign taxes recoverable	13,486
Other assets	28,868
Total assets	329,976,271
Liabilities
Payable upon return of securities loaned	34,220,881
Payable for securities sold short, at value (proceeds of $112,455,588)	115,867,370
Payable for Fund shares redeemed	92,890
Payable for variation margin on futures contracts	1,580,607
Unrealized depreciation on forward foreign currency exchange contracts	41,165
Dividends payable for securities sold short	100,585
Accrued management fee	169,628
Accrued Trustees' fee	3,825
Other accrued expenses and payables	291,999
Total liabilities	152,368,950
Net assets, at value	$177,607,321

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2015 (Unaudited) (continued)
Net Assets Consist of
Accumulated net investment loss	(4,706,821)
Net unrealized appreciation (depreciation) on: Investments	9,733,870
Securities sold short	(3,411,782)
Futures	(1,610,343)
Foreign currency	46,797
Accumulated net realized gain (loss)	(5,494,186)
Paid-in capital	183,049,786
Net assets, at value	$177,607,321
Net Asset Value
Class A Net Asset Value and redemption price per share ($8,630,280 ÷ 1,032,543 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.36
Maximum offering price per share (100 ÷ 94.25 of $8.36)	$8.87
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,754,549 ÷ 986,209 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.86
Class S Net Asset Value, offering and redemption price per share ($44,586,960 ÷ 5,270,432 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.46
Institutional Class Net Asset Value, offering and redemption price per share ($116,635,532 ÷ 13,663,578 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended February 28, 2015 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $44,430)	$1,542,999
Interest	39,998
Income distributions — Central Cash Management Fund	3,023
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,655
Total income	1,614,675
Expenses: Management fee	1,279,096
Administration fee	102,328
Services to shareholders	95,531
Distribution and service fees	58,083
Custodian fee	43,922
Professional fees	38,661
Reports to shareholders	37,307
Registration fees	31,731
Trustees' fees and expenses	5,417
Interest expense on securities sold short	511,990
Dividend expense on securities sold short	932,218
Other	21,009
Total expenses before expense reductions	3,157,293
Expense reductions	(45,245)
Total expenses after expense reductions	3,112,048
Net investment income (loss)	(1,497,373)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,937,910
Securities sold short	(6,032,302)
Futures	(1,667,226)
Foreign currency	2,731,665
(29,953)
Change in net unrealized appreciation (depreciation) on: Investments	(1,597,101)
Securities sold short	2,947,416
Futures	(1,297,326)
Foreign currency	(24,388)
28,601
Net gain (loss)	(1,352)
Net increase (decrease) in net assets resulting from operations	$(1,498,725)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Operations: Net investment income (loss)	$(1,497,373)	$(6,082,390)
Operations: Net investment income (loss)	$(1,497,373)	$(6,082,390)
Net realized gain (loss)	(29,953)	909,627
Change in net unrealized appreciation (depreciation)	28,601	3,518,076
Net increase (decrease) in net assets resulting from operations	(1,498,725)	(1,654,687)
Distributions to shareholders from: Net realized gains: Class A	—	(3,523,429)
Class C	—	(1,579,208)
Class S	—	(7,272,407)
Institutional Class	—	(24,889,392)
Total distributions	—	(37,264,436)
Fund share transactions: Proceeds from shares sold	9,105,339	65,355,151
Reinvestment of distributions	—	36,226,112
Payments for shares redeemed	(62,648,541)	(208,236,576)
Net increase (decrease) in net assets from Fund share transactions	(53,543,202)	(106,655,313)
Increase (decrease) in net assets	(55,041,927)	(145,574,436)
Net assets at beginning of period	232,649,248	378,223,684
Net assets at end of period (including accumulated net investment loss of $4,706,821 and $3,209,448, respectively)	$177,607,321	$232,649,248

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended August 31,
Class A	Six Months Ended 2/28/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.43		$9.61		$9.49		$9.49		$9.48	$9.52
Income (loss) from investment operations: Net investment income (loss)a	(.07)		(.19)		(.18)		(.21)		(.19)	(.24)
Net realized and unrealized gain (loss)	(.00	)***	.10		.30		.21		.28	.28
Total from investment operations	(.07)		(.09)		.12		.00		.09	.04
Less distributions from: Net realized gains	—		(1.09)		—		—		(.08)	(.08)
Net asset value, end of period	$8.36		$8.43		$9.61		$9.49		$9.49	$9.48
Total Return (%)b	(.83	)c**	(1.03	)c	1.26	c	.00	c	1.06	.38	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		14		43		60		82	79
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.33	*	3.69		3.78		3.83		3.56	3.67
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.21	*	3.60		3.76		3.77		3.56	3.64
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.80	*	1.80		1.77		1.75		1.79	1.80
Ratio of net investment income (loss) (%)	(1.65	)*	(2.14)		(1.91)		(2.25)		(2.04)	(2.53)
Portfolio turnover rate (%)	109	**	347		496		597		481	393
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

			Years Ended August 31,
Class C	Six Months Ended 2/28/15 (Unaudited)		2014		2013		2012		2011	2010
Selected Per Share Data
Net asset value, beginning of period	$7.96		$9.20		$9.15		$9.22		$9.29	$9.40
Income (loss) from investment operations: Net investment income (loss)a	(.09)		(.24)		(.25)		(.27)		(.25)	(.30)
Net realized and unrealized gain (loss)	(.01)		.09		.30		.20		.26	.27
Total from investment operations	(.10)		(.15)		.05		(.07)		.01	(.03)
Less distributions from: Net realized gains	—		(1.09)		—		—		(.08)	(.08)
Net asset value, end of period	$7.86		$7.96		$9.20		$9.15		$9.22	$9.29
Total Return (%)b	(1.26	)c**	(1.69	)c	.55	c	(.76	)c	.32	(.47	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		10		17		19		24	23
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.09	*	4.43		4.54		4.54		4.31	4.42
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.96	*	4.35		4.53		4.52		4.31	4.40
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.55	*	2.55		2.54		2.50		2.54	2.56
Ratio of net investment income (loss) (%)	(2.38	)*	(2.89)		(2.69)		(2.99)		(2.78)	(3.29)
Portfolio turnover rate (%)	109	**	347		496		597		481	393
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended August 31,
Class S	Six Months Ended 2/28/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.53		$9.69	$9.55	$9.54	$9.51	$9.54
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.18)	(.18)	(.19)	(.17)	(.22)
Net realized and unrealized gain (loss)	(.01)		.11	.32	.20	.28	.27
Total from investment operations	(.07)		(.07)	.14	.01	.11	.05
Less distributions from: Net realized gains	—		(1.09)	—	—	(.08)	(.08)
Net asset value, end of period	$8.46		$8.53	$9.69	$9.55	$9.54	$9.51
Total Return (%)b	(.82	)**	(.92)	1.47	.10	1.27	.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45		56	84	77	61	76
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.19	*	3.59	3.69	3.64	3.41	3.54
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.06	*	3.45	3.63	3.61	3.35	3.50
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.65	*	1.65	1.64	1.59	1.58	1.66
Ratio of net investment income (loss) (%)	(1.49	)*	(2.01)	(1.90)	(2.05)	(1.82)	(2.39)
Portfolio turnover rate (%)	109	**	347	496	597	481	393
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended August 31,
Institutional Class	Six Months Ended 2/28/15 (Unaudited)		2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$8.60		$9.76	$9.60	$9.58	$9.53	$9.54
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.17)	(.16)	(.18)	(.16)	(.21)
Net realized and unrealized gain (loss)	(.00	)***	.10	.32	.21	.29	.28
Total from investment operations	(.06)		(.07)	.16	.03	.13	.07
Less distributions from: Net investment income	—		—	—	(.01)	—	—
Net realized gains	—		(1.09)	—	—	(.08)	(.08)
Total distributions	—		(1.09)	—	(.01)	(.08)	(.08)
Net asset value, end of period	$8.54		$8.60	$9.76	$9.60	$9.58	$9.53
Total Return (%)	(.70	)**	(.69)	1.67	.28	1.47	.70	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117		152	235	238	197	166
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.96	*	3.32	3.43	3.46	3.20	3.30
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.96	*	3.32	3.43	3.46	3.20	3.30
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.55	*	1.52	1.44	1.44	1.43	1.46
Ratio of net investment income (loss) (%)	(1.38	)*	(1.87)	(1.66)	(1.89)	(1.67)	(2.18)
Portfolio turnover rate (%)	109	**	347	496	597	481	393
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Diversified Market Neutral Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. State Street Bank and Trust, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of February 28, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2014, the Fund had net tax basis long-term capital loss carryforwards of approximately $4,129,000, which may be applied against realized net taxable capital gains indefinitely.

From November 1, 2013 through August 31, 2014, the Fund elected to defer qualified late year losses of approximately $2,713,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2015.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2014, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended February 28, 2015, the Fund entered into futures contracts as a substitute for direct investment in a particular market or to maintain full short exposure.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2015, the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $29,065,000 to $30,415,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended February 28, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of February 28, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $28,446,000 to $32,085,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $187,000 to $3,165,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 28, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$124,874
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(1,610,343)	$(1,610,343)
Foreign Exchange Contracts (b)	(41,165)	—	(41,165)
	$(41,165)	$(1,610,343)	$(1,651,508)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 28, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(1,667,226)	$(1,667,226)
Foreign Exchange Contracts (b)	3,402,745	—	3,402,745
	$3,402,745	$(1,667,226)	$1,735,519
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(1,297,326)	$(1,297,326)
Foreign Exchange Contracts (b)	(111,455)	—	(111,455)
	$(111,455)	$(1,297,326)	$(1,408,781)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on futures
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of February 28, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$124,874	$(41,165)	$—	$83,709
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$41,165	$(41,165)	$—	$—

C. Purchases and Sales of Securities

During the six months ended February 28, 2015, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $100,058,788 and $123,972,821, respectively. Purchases to cover securities sold short and securities sold short aggregated $102,304,046 and $77,544,007, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

The Advisor allocates the Fund's assets across two sub-advised sleeves. managed by GAM International Management Limited ("GAM") and Henderson Alternative Investment Advisor Limited ("Henderson"), and the one sleeve managed by the Advisor. Each investment management team employs different market neutral investment strategies when managing the assets of the fund allocated to it. GAM and Henderson are paid by the Advisor, not the Fund, for the services it provides to the Fund.

Henderson notified the Fund that it intends to resign as sub-advisor to the Fund, effective on or about May 11, 2015. The Advisor is currently reviewing its options which may include reallocating the assets overseen by Henderson to the remaining management teams, recommending a new sub-advisor to succeed Henderson, or other alternatives. The appointment of a new sub-advisor would be subject to Board approval.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the six months ended February 28, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:
Class A	1.80%
Class C	2.55%
Class S	1.65%
Institutional Class	1.55%

For the six months ended February 28, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$6,489
Class C	5,641
Class S	33,115
$45,245

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2015, the Administration Fee was $102,328, of which $13,944 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended February 28, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at February 28, 2015
Class A	$1,338	$812
Class C	488	315
Class S	2,314	1,322
Institutional Class	4,541	2,437
	$8,681	$4,886

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 28, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 28, 2015
Class C	$33,667	$4,579

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at February 28, 2015	Annualized Rate
Class A	$13,194	$6,030	.24%
Class C	11,222	5,123	.25%
	$24,416	$11,153

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2015 aggregated $245.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the six months ended February 28, 2015, the CDSC for Class C shares aggregated $552. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $14,464, of which $9,581 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 28, 2015, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation Fund held approximately 32% and 27% of the outstanding shares of the Fund, respectively.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at February 28, 2015.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended February 28, 2015		Year Ended August 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	175,302	$1,480,736	989,917	$8,834,649
Class C	9,500	75,137	167,647	1,469,720
Class S	771,936	6,569,361	4,149,212	37,248,253
Institutional Class	114,299	980,105	1,960,783	17,802,529
		$9,105,339		$65,355,151
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	411,807	$3,500,361
Class C	—	—	174,461	1,407,903
Class S	—	—	751,628	6,456,488
Institutional Class	—	—	2,870,827	24,861,360
		$—		$36,226,112
Shares redeemed
Class A	(858,866)	$(7,233,994)	(4,118,610)	$(36,757,330)
Class C	(333,129)	(2,640,354)	(870,580)	(7,571,752)
Class S	(2,081,255)	(17,718,933)	(6,978,473)	(63,798,503)
Institutional Class	(4,074,262)	(35,055,260)	(11,272,075)	(100,108,991)
		$(62,648,541)		$(208,236,576)
Net increase (decrease)
Class A	(683,564)	$(5,753,258)	(2,716,886)	$(24,422,320)
Class C	(323,629)	(2,565,217)	(528,472)	(4,694,129)
Class S	(1,309,319)	(11,149,572)	(2,077,633)	(20,093,762)
Institutional Class	(3,959,963)	(34,075,155)	(6,440,465)	(57,445,102)
		$(53,543,202)		$(106,655,313)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2014 to February 28, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/15	$991.70	$987.40	$991.80	$993.00
Expenses Paid per $1,000*	$15.85	$19.51	$15.11	$14.63
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/15	$1,008.88	$1,005.16	$1,009.62	$1,010.12
Expenses Paid per $1,000*	$15.99	$19.69	$15.25	$14.75

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Diversified Market Neutral Fund†	3.21%	3.96%	3.06%	2.96%

† Includes interest and dividend expense on securities sold short of 1.41% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Diversified Market Neutral Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Henderson Alternative Investment Advisor Limited ("Henderson") in September 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and Henderson’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and Henderson provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund is sub-advised, the Board also requested and received information regarding DIMA’s oversight of the sub-advisors, including Henderson. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). With respect to the sub-advisory fee paid to Henderson, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also observed that the Lipper expense universe for the Fund included funds that pursue different investment programs as compared to that pursued by the Fund. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and Henderson.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board did not consider the profitability of Henderson with respect to the Fund. The Board noted that DIMA pays Henderson’s fee out of its management fee, and its understanding that Henderson’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Henderson and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and Henderson and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and Henderson related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and Henderson related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisors’ compliance programs and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Sub-Advisory Agreement

Board Consideration of Fund's Sub-Advisory Agreement. The Board, including the Independent Board Members, approved the Sub-Advisory Agreement (the "Agreement") between Deutsche Investment Management Americas Inc. ("DIMA") and GAM International Management Limited ("GAM" or the "Sub-Adviser") on behalf of DWS Diversified Market Neutral Fund (now known as Deutsche Diversified Market Neutral Fund) (the "Fund"), at an in-person meeting held in May 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In May 2014, all of the Fund’s Board Members were independent of DIMA and its affiliates.

— The Board considered that DIMA and the Fund have received an Exemptive Order from the Securities and Exchange Commission permitting DIMA, subject to the approval of the Board, to select sub-advisers to manage all or a portion of the Fund’s assets without obtaining shareholder approval.

— The Board Members met privately with their independent counsel to discuss the Agreement.

In connection with its review of the Agreement, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of sub-advisory services to be provided under the Agreement. The Board reviewed information regarding the experience and skill of the Sub-Adviser’s investment personnel, the resources made available to such personnel and the organizational depth and stability of the Sub-Adviser. The Board also reviewed information regarding the Sub-Adviser’s investment process and performance managing the investment strategy to be implemented on behalf of the Fund. The Board also considered that DIMA would provide ongoing oversight of the Sub-Adviser’s services to the Fund, including monitoring the Sub-Adviser’s investment activities and performance. Finally, the Board considered DIMA’s recommendation that the Sub-Adviser be engaged as a sub-adviser to the Fund.

The Board concluded that the nature, quality and extent of services to be provided by the Sub-Adviser are expected to be satisfactory.

Fees and Expenses. The Board considered the proposed fee schedule for the Sub-Adviser. The Board noted that the sub-advisory fee will be paid by DIMA out of its fee and not directly by the Fund, and that as a result would not affect the management fees paid by the Fund or the Fund’s total operating expenses. The Board also considered the sub-advisory fee rate proposed to be charged by the Sub-Adviser with respect to the Fund as compared to the sub-advisory fee rates charged by the other sub-advisers to the Fund and as compared to fees charged by the Sub-Adviser for similar client accounts.

On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Sub-Adviser.

Profitability. The Board did not consider the estimated profitability of the Sub-Adviser with respect to the Fund. The Board noted that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefited from any economies of scale as part of its annual review of the Fund’s management contract. As noted above, the Board considered that DIMA will pay the Sub-Adviser’s fee out of its management fee, and its understanding that GAM’s sub-advisory fee rate was the product of an arm’s length negotiation with DIMA.

Other Benefits to the Sub-Adviser and Its Affiliates. The Board considered the possibility that the Sub-Adviser and its affiliates could derive indirect benefits as a result of the sub-advisory relationship. The Board considered potential benefits to the Sub-Adviser related to brokerage and incidental public relations benefits to the Sub-Adviser related to Fund advertising. The Board concluded that the proposed sub-advisory fees were reasonable in light of these potential fallout benefits.

Compliance. The Board considered the Sub-Adviser’s compliance program and resources. The Board also considered that DIMA would oversee the Sub-Adviser’s compliance with applicable Fund policies and procedures, and considered the attention and resources DIMA would dedicate to that oversight.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Board Members may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	25159K 861	25159K 838	25159K 846	25159K 853
Fund Number	496	796	2096	592

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2014

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DDMNF-3
(R-026686-4 4/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Diversified Market Neutral Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2015